UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

BNY Mellon Investment Funds VI
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Balanced Opportunity Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Balanced Opportunity Fund

ANNUAL REPORT November 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through November 30, 2020, as provided by Vassilis Dagioglu and Torrey Zaches, CFA, Asset Allocation Portfolio Managers, Brian Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Leigh N. Todd, CFA, Matthew T. Jenkin, and David Bowser, CFA, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended November 30, 2020, the BNY Mellon Balanced Opportunity Fund Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares, and Class Z shares produced total returns of 10.32%, 9.48%, 10.61%, 10.59%, 10.62% and 10.55%, respectively.1 In comparison, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of 17.46% and 7.28%, respectively, for the same period. 2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index produced a total return of 14.08% for the same period.4

Stocks and bonds gained value over the reporting period despite pockets of periodic volatility, amid an environment of supportive central bank policies and falling interest rates. The fund underperformed the Customized Blended Index, partly due to an overweight to financials and energy stocks in the equity portfolio and a benchmark-relative underweight to fixed-income securities.

The Fund’s Investment Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% to fixed-income securities and between 75% and 50% to equities. The fund has appointed an asset allocation manager who will allocate fund assets among the fund’s equity portfolio managers and the fund’s fixed-income portfolio managers—based on an assessment of the relative return and risk of each asset class and an analysis of several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In the equity portion of the fund’s portfolio, we strive to create a broadly diversified blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero coupon bonds and money market instruments.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum to finish the period.

The bond market benefited from falling rates during the period. Although the Treasury yield curve steepened at the end of 2019, yields began to fall as COVID-19 began to spread across the globe in early 2020, and a flight to quality began. The Fed rate cuts helped to bolster Treasury returns in March 2020. Although risk-asset spreads widened significantly during the spring market volatility, they generally tightened April through September 2020. Spread sectors outperformed Treasuries handily during this time. Investment-grade corporate credit rallied to recover previous losses and outperformed government-issued debt for the year. With few exceptions, most areas of the taxable fixed-income markets posted strong returns for the 12-month period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The fund’s asset allocation strategy weighed on results during the period. The fund had an underweight allocation to fixed-income securities, which posted strong results during the period, due in part to the falling rate environment. However, this downdraft was partially offset by the fund’s overweight allocation to equities, which provided a modest positive result for the 12 months.

The equity portfolio underperformed its respective benchmark during the period. Sector allocation decisions detracted from relative returns. Overweights to the financials and energy sectors created the largest headwind. The financials sector struggled during the period, due to falling interest rates and investor concerns over possible borrower defaults during the economic lockdown. Energy struggled, due to reduced oil prices amid decreased demand for gasoline as commuter and business travel ground to a halt. Stock selection within the health care sector also weighed on results. From an individual security perspective, underweight exposure to several high performing names, such as Microsoft, Amazon.com and Apple, provided a headwind, as did positions in fertilizer company CF Industries Holdings and Marathon Petroleum. Conversely, several strategies within the equity sleeve worked to benefit performance. Stock selection within the communication services and information technology sectors bolstered results, as did selection and allocation decisions within the consumer staples sector. Positions in semiconductor company Advanced Micro Devices, online creativity platform Pinterest and online retail platform Shopify were among the strongest contributors to relative results for the period.

The fund’s bond portfolio posted strong absolute and relative results, outperforming its respective benchmark. The main driver of outperformance was the fund’s underweight positioning within Treasuries and overweight allocation to corporate debt. The fund increased its allocation to corporate debt during the months of March, April and May 2020. The asset class’ subsequent rally helped to propel absolute and relative returns for the remainder of the period. Conversely, the fund’s underweight duration positioning constrained results. Duration is a determining factor in how much a bond portfolio is affected by changes in interest rates. Lower duration means lower interest-rate sensitivity. Bond prices and interest rates move in opposite directions. Rates fell during the period. Lower duration than the benchmark meant the portfolio benefited less than the benchmark from the falling rate environment.

A Cautiously Optimistic Investment Outlook

From an asset allocation perspective, we maintain a very modest overweight to equities. We maintain a positive long-term outlook for stocks. We believe the vaccine will be good for U.S. and global growth, and that the Fed will continue to provide a supportive environment for valuations. We currently maintain a slight underweight to bonds, which we believe remain a good hedge for equities in the current environment.

Within the fund’s stock portfolio, we maintain a positive outlook on equities. It is our opinion that the vaccine will help the economy to reopen, and businesses whose earnings have been depressed by the pandemic will begin to see earnings recovery. We think this will be particularly true of value-oriented stocks. Within bonds, we maintain a slightly underweight duration position. While we do not expect a dramatic uptick in rates, we think there is potential for some yield curve steepening in mid-2021. As such, we are slightly defensive in our duration positioning. We remain overweight corporate debt, commercial mortgages and asset-backed securities, which are providing a moderate yield advantage in the portfolio versus the benchmark. We are currently neutral on mortgage-backed securities given the prepayment risk in the sector. We continue to prefer high-quality credits versus lower-rated securities.

December 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap, U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 The source for the Customized Blended Index is FactSet.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, Class J shares and Class Z shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $10,000 in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Customized Blended Index”)

† Source: Lipper Inc.

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, Class I shares, Class J shares, and Class Z shares of BNY Mellon Balanced Opportunity Fund on 11/30/10 to a hypothetical investment of $10,000 made in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Customized Blended Index”)

† Source: Lipper Inc.

†† Source: FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Balanced Opportunity Fund on 11/30/10 to a hypothetical investment of $1,000,000 made in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y Shares. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/30/04	3.99%	6.98%	8.10%
without sales charge	1/30/04	10.32%	8.25%	8.74%
Class C shares
with applicable redemption charge†	1/30/04	8.48%	7.45%	7.93%
without redemption	1/30/04	9.48%	7.45%	7.93%
Class I shares	1/30/04	10.61%	8.53%	9.02%
Class J shares	3/16/87	10.59%	8.52%	8.99%
Class Y shares	9/30/16	10.62%	8.54%††	9.02%††
Class Z shares	12/17/04	10.55%	8.46%	8.88%
S&P 500® Index		17.46%	13.98%	14.18%
Bloomberg Barclays U.S. Aggregate Bond Index		7.28%	4.34%	3.71%
Customized Blended Index		14.08%	10.35%	10.15%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Balanced Opportunity Fund from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expense paid per $1,000†	$6.46	$10.47	$5.11	$5.12	$5.01	$5.49
Ending value (after expenses)	$1,152.30	$1,148.20	$1,153.60	$1,153.70	$1,153.80	$1,153.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expense paid per $1,000†	$6.06	$9.82	$4.80	$4.80	$4.70	$5.15
Ending value (after expenses)	$1,019.00	$1,015.25	$1,020.25	$1,020.25	$1,020.35	$1,019.90

†Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, .95% for Class I, .95% for Class J, .93% for Class Y and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7%
Aerospace & Defense - .2%
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	200,000		238,576
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	280,000		286,898
				525,474
Asset-Backed Certificates - .5%
Cascade Funding Mortgage Trust, Ser. 2019-HB1, Cl. A	2.39	12/25/2029	177,660	[a]	178,691
CNH Equipment Trust, Ser. 2018-B, Cl. A4	3.37	5/15/2024	495,000		520,825
Dell Equipment Finance Trust, Ser. 2020-1, Cl. A3	2.24	2/22/2023	395,000	[a]	406,779
HPEFS Equipment Trust, Ser. 2019-1A, Cl. A2	2.19	9/20/2029	72,156	[a]	72,611
HPEFS Equipment Trust, Ser. 2019-1A, Cl. A3	2.21	9/20/2029	100,000	[a]	101,377
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2	3.23	10/20/2024	100,000	[a]	100,420
Verizon Owner Trust, Ser. 2017-3A, Cl. A1A	2.06	4/20/2022	2,602	[a]	2,608
Verizon Owner Trust, Ser. 2018-1A, Cl. A1A	2.82	9/20/2022	108,540	[a]	109,234
Verizon Owner Trust, Ser. 2019-C, Cl. A1A	1.94	4/22/2024	200,000		204,510
				1,697,055
Asset-Backed Ctfs./Auto Receivables - .6%
Ally Auto Receivables Trust, Ser. 2019-3, CI. A3	1.93	5/15/2024	330,000		335,651
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	170,000		172,830
Nissan Auto Receivables Owner Trust, Ser. 2019-A, Cl. A3	2.90	10/16/2023	249,455		254,289
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	320,000	[a]	334,656
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	47,938	[a]	48,681
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	380,000	[a]	392,735
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	370,000	[a]	388,858
				1,927,700
Automobiles & Components - .1%
Volkswagen Group of America Finance, Gtd. Notes	2.70	9/26/2022	200,000	[a]	207,599

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
Banks - 2.5%
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	200,000		210,842
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	229,000		240,670
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	105,000		118,228
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	60,000		60,870
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	250,000		293,314
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	68,000		75,389
Barclays, Sr. Unscd. Notes	3.93	5/7/2025	205,000		223,225
Citigroup, Sr. Unscd. Notes	3.88	10/25/2023	325,000		357,414
Citigroup, Sr. Unscd. Notes	4.50	1/14/2022	180,000		188,588
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	260,000		354,643
Citizens Bank, Sr. Unscd. Notes	3.75	2/18/2026	250,000		285,176
Cooperatieve Rabobank, Sr. Unscd. Notes	1.34	6/24/2026	280,000	[a]	284,539
First Republic Bank, Sr. Unscd. Notes	1.91	2/12/2024	250,000		257,751
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	200,000		218,636
JPMorgan Chase & Co., Sr. Unscd. Notes	0.65	9/16/2024	185,000		185,747
JPMorgan Chase & Co., Sr. Unscd. Notes	3.70	5/6/2030	400,000		462,004
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	255,000		291,807
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	185,000		224,548
KFW, Govt Gtd. Notes	2.38	12/29/2022	565,000		590,373
Morgan Stanley, Sr. Unscd. Notes	3.70	10/23/2024	85,000		94,535
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	310,000		332,383
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	75,000		85,906
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR +1.18%	1.40	1/20/2022	110,000	[b]	110,162
NatWest Group, Sr. Unscd. Notes	4.27	3/22/2025	250,000		275,470
PNC Bank, Sr. Unscd. Notes	2.23	7/22/2022	290,000		293,627
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	230,000		245,910
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	190,000		219,463
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	1.82	11/29/2023	395,000	[b,c]	408,429
The PNC Financial Services Group, Sr. Unscd. Notes	3.30	3/8/2022	210,000		217,434
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	265,000		282,394
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	205,000		218,079
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	175,000		180,072
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	320,000		373,224
				8,260,852

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
Beverage Products - .3%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	110,000		128,975
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	180,000		235,482
Constellation Brands, Sr. Unscd. Notes	2.88	5/1/2030	235,000		257,974
Keurig Dr Pepper, Gtd. Notes	3.20	5/1/2030	280,000		317,248
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	35,000		38,006
				977,685
Building Materials - .1%
Carrier Global, Sr. Unscd. Notes	2.49	2/15/2027	235,000	[a]	251,018
Chemicals - .2%
Nutrien, Sr. Unscd. Notes	3.95	5/13/2050	220,000		265,424
The Dow Chemical Company, Sr. Unscd. Notes	4.63	10/1/2044	145,000		179,578
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	75,000		79,153
				524,155
Collateralized Municipal-Backed Securities - .7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	560,000	[d]	662,174
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K090, Cl. A2	3.42	2/25/2029	545,000	[d]	643,151
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	775,000	[d]	880,256
				2,185,581
Commercial & Professional Services - .2%
ERAC USA Finance, Gtd. Notes	7.00	10/15/2037	280,000	[a]	428,814
PayPal Holdings, Sr. Unscd. Notes	2.65	10/1/2026	165,000		180,267
PayPal Holdings, Sr. Unscd. Notes	3.25	6/1/2050	135,000		156,261
				765,342
Commercial Mortgage Pass-Through Ctfs. - 1.8%
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	1.21	12/15/2037	225,000	[a,b]	225,594
CD Mortgage Trust, Ser. 2016-CD2, Cl. A4	3.53	11/10/2049	100,000		112,454
CD Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	465,000		526,592

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.8% (continued)
Citigroup Commercial Mortgage Trust, Ser. 2020-GC46, Cl. A2	2.71	2/15/2053	140,000		146,709
Commercial Mortgage Trust, Ser. 2013-300P, Cl. A1	4.35	8/10/2030	250,000	[a]	266,675
Commercial Mortgage Trust, Ser. 2013-CR8, Cl. A5	3.61	6/10/2046	465,000		496,569
Commercial Mortgage Trust, Ser. 2014-UBS3, Cl. A3	3.55	6/10/2047	362,841		390,005
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. A4	3.18	2/10/2048	555,000		604,140
CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Cl. A4	3.19	11/15/2050	240,000		265,810
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A, 1 Month LIBOR +.70%	0.84	6/15/2034	335,000	[a,b]	333,229
GS Mortgage Securities Trust, Ser. 2013-GC13, CI. A5	4.19	7/10/2046	220,000		235,459
GS Mortgage Securities Trust, Ser. 2019-GC39, Cl. A3	3.31	5/10/2052	215,000		242,694
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C22, Cl. A4	3.80	9/15/2047	295,000		323,896
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%	1.03	12/22/2069	164,667	[a,b]	165,574
Permanent Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.55%	0.79	7/15/2058	250,000	[a,b]	250,550
Silverstone Master Issuer, Ser. 2019-1A, Cl. 1A, 3 Month LIBOR +.57%	0.78	1/21/2070	180,000	[a,b]	180,391
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	1.09	1/17/2035	338,243	[a,b]	338,556
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	242,977	[a]	251,480
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	200,000		211,572
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A5	2.45	6/15/2053	135,000		145,523
WFRBS Commercial Mortgage Trust, Ser. 2014-C22, Cl. A4	3.49	9/15/2057	205,000		220,055
				5,933,527
Consumer Staples - .0%
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	115,000		125,171
Diversified Financials - .4%
Air Lease, Sr. Unscd. Notes	2.88	1/15/2026	135,000		139,927
American Express, Sr. Unscd. Notes	2.50	7/30/2024	130,000		138,657
American Express, Sr. Unscd. Notes	3.40	2/22/2024	180,000		195,911

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
Diversified Financials - .4% (continued)
GE Capital Funding, Gtd. Notes	4.55	5/15/2032	460,000	[a]	531,205
USAA Capital, Sr. Unscd. Notes	2.13	5/1/2030	165,000	[a]	174,163
Visa, Sr. Unscd. Notes	3.15	12/14/2025	100,000		111,681
				1,291,544
Energy - 1.0%
Cameron LNG, Sr. Scd. Notes	3.30	1/15/2035	260,000	[a]	293,185
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	3.70	11/15/2029	285,000		313,064
Concho Resources, Gtd. Notes	4.88	10/1/2047	60,000		80,007
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	280,000		336,445
Diamondback Energy, Gtd. Notes	2.88	12/1/2024	190,000		198,153
Enbridge, Gtd. Notes	3.13	11/15/2029	175,000	[c]	190,296
Energy Transfer Operating, Gtd. Notes	4.90	2/1/2024	225,000		244,515
Energy Transfer Operating, Gtd. Notes	5.95	10/1/2043	90,000		98,963
Enterprise Products Operating, Gtd. Notes	2.80	1/31/2030	185,000	[c]	200,629
Equinor, Gtd. Notes	3.25	11/18/2049	130,000		144,960
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	140,000		163,134
Kinder Morgan Energy Partners, Gtd. Notes	6.55	9/15/2040	210,000		279,493
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	110,000		124,146
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	210,000		248,542
Spectra Energy Partners, Gtd. Notes	4.75	3/15/2024	75,000		83,763
Total Capital International, Gtd. Notes	3.46	2/19/2029	260,000		300,246
				3,299,541
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	2.50	8/15/2024	100,000		106,608
Waste Management, Gtd. Notes	3.15	11/15/2027	100,000		113,142
				219,750
Food Products - .0%
Conagra Brands, Sr. Unscd. Notes	1.38	11/1/2027	180,000		181,848
Foreign Governmental - .3%
Italy, Sr. Unscd. Notes	1.25	2/17/2026	400,000		399,007
Italy, Sr. Unscd. Notes	2.88	10/17/2029	225,000		239,271
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	310,000		310,825
Uruguay, Sr. Unscd. Bonds	4.38	1/23/2031	60,000		72,620
				1,021,723
Health Care - 1.6%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	170,000		253,729

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
Health Care - 1.6% (continued)
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	220,000		250,402
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/2025	130,000		142,642
Amgen, Sr. Unscd. Notes	3.15	2/21/2040	255,000		276,393
AstraZeneca, Sr. Unscd. Notes	1.38	8/6/2030	160,000		158,309
Biogen, Sr. Unscd. Notes	2.25	5/1/2030	235,000		243,190
Bristol-Myers Squibb, Sr. Unscd. Notes	3.20	6/15/2026	135,000		151,596
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	80,000		93,437
Cigna, Gtd. Notes	3.05	11/30/2022	140,000		147,009
Cigna, Gtd. Notes	4.38	10/15/2028	295,000		354,730
Cigna, Sr. Unscd. Notes	2.40	3/15/2030	220,000		234,120
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	225,000		264,780
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	350,000		473,647
DH Europe Finance II, Gtd. Notes	2.60	11/15/2029	180,000		198,576
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/2026	75,000		85,045
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/2046	110,000		145,498
Medtronic, Gtd. Notes	4.63	3/15/2045	50,000		71,189
Merck & Co., Sr. Unscd. Notes	2.90	3/7/2024	115,000		123,797
Merck & Co., Sr. Unscd. Notes	3.40	3/7/2029	60,000		70,189
Pfizer, Sr. Unscd. Notes	2.95	3/15/2024	40,000		43,102
Pfizer, Sr. Unscd. Notes	3.20	9/15/2023	45,000		48,561
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	55,000		64,495
Regeneron Pharmaceuticals, Sr. Unscd. Notes	1.75	9/15/2030	112,000		110,360
Takeda Pharmaceutical, Sr. Unscd. Notes	2.05	3/31/2030	255,000		260,869
Takeda Pharmaceutical, Sr. Unscd. Notes	3.03	7/9/2040	355,000		376,788
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	150,000		170,093
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	155,000		222,002
Utah Acquisition Sub, Gtd. Notes	3.15	6/15/2021	195,000		197,431
Viatris, Gtd. Notes	2.70	6/22/2030	100,000	[a]	106,223
				5,338,202
Industrial - .0%
John Deere Capital, Sr. Unscd. Notes	1.95	6/13/2022	140,000		143,708
Information Technology - .0%
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	110,000		118,294
Insurance - 1.2%
American International Group, Sr. Unscd. Notes	4.38	6/30/2050	200,000		260,320

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal| Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
Insurance - 1.2% (continued)
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	460,000		490,441
Five Corners Funding Trust II, Sr. Unscd. Notes	2.85	5/15/2030	260,000	[a]	290,406
Jackson National Life Global Funding, Scd. Notes	3.30	2/1/2022	145,000	[a]	150,035
Massachusetts Mutual Life Insurance, Sub. Notes	3.38	4/15/2050	225,000	[a]	243,828
MassMutual Global Funding II, Scd. Notes	2.95	1/11/2025	200,000	[a]	217,686
Metropolitan Life Global Funding I, Sr. Scd. Notes	2.40	1/8/2021	405,000	[a]	405,880
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/2027	545,000	[a]	606,565
New York Life Global Funding, Scd. Notes	2.88	4/10/2024	250,000	[a]	268,883
New York Life Insurance, Sub. Notes	3.75	5/15/2050	205,000	[a]	242,998
Pacific Life Global Funding II, Scd. Notes	1.20	6/24/2025	375,000	[a]	380,911
Pricoa Global Funding I, Scd. Notes	2.40	9/23/2024	155,000	[a]	164,318
Principal Financial Group, Gtd. Notes	4.30	11/15/2046	125,000		156,072
				3,878,343
Internet Software & Services - .1%
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	175,000		234,390
Media - .5%
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	185,000		214,272
Comcast, Gtd. Notes	2.65	2/1/2030	335,000		365,992
Comcast, Gtd. Notes	6.50	11/15/2035	210,000		326,684
Sky, Gtd. Notes	3.75	9/16/2024	265,000	[a]	295,339
The Walt Disney Company, Gtd. Notes	4.00	10/1/2023	55,000		60,111
The Walt Disney Company, Gtd. Notes	6.65	11/15/2037	245,000		383,888
				1,646,286
Metals & Mining - .0%
Southern Copper, Sr. Unscd. Notes	5.88	4/23/2045	70,000	[c]	99,507
Steel Dynamics, Sr. Unscd. Notes	3.45	4/15/2030	75,000		84,390
				183,897
Municipal Securities - .7%
Arizona Department of Transportation Highway Fund, Revenue Bonds, Refunding	2.46	7/1/2030	45,000		47,939
California, GO, Ser. A	2.38	10/1/2026	230,000		250,859

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 32.7% (continued)
Municipal Securities - .7% (continued)
Connecticut, GO, Ser. A	2.10	7/1/2025	40,000	42,334
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	2.92	11/1/2050	160,000	159,525
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B	2.50	7/1/2027	25,000	26,732
Los Angeles Department of Water & Power System, Revenue Bonds (Build America Bonds)	5.72	7/1/2039	120,000	177,496
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	115,000	121,954
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. F	2.16	8/1/2026	255,000	273,791
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	6.55	11/15/2031	225,000	267,118
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds) Ser. A2	6.09	11/15/2040	10,000	13,979
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	250,000	269,437
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	135,000	188,622
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.40	6/1/2032	65,000	67,747
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.45	6/1/2033	65,000	67,665
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.50	6/1/2034	50,000	51,605
Wisconsin, Revenue Bonds, Refunding, Ser. A	2.20	5/1/2027	135,000	143,809
				2,170,612
Real Estate - .7%
Alexandria Real Estate Equities, Gtd. Notes	3.80	4/15/2026	225,000	257,817
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/2029	165,000	200,385
American Tower, Sr. Unscd. Notes	2.40	3/15/2025	140,000	148,884
AvalonBay Communities, Sr. Unscd. Notes	3.30	6/1/2029	215,000	242,616
Crown Castle International, Sr. Unscd. Notes	2.25	1/15/2031	195,000	202,180
CyrusOne, Gtd. Notes	2.90	11/15/2024	35,000	37,314

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 32.7% (continued)
Real Estate - .7% (continued)
CyrusOne, Gtd. Notes	3.45	11/15/2029	85,000	91,792
Healthcare Trust of America Holdings, Gtd. Notes	3.10	2/15/2030	235,000	255,719
Prologis, Sr. Unscd. Notes	2.13	4/15/2027	40,000	42,771
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	120,000	128,479
SBA Tower Trust, Scd. Notes	2.84	1/15/2025	210,000	[a] 223,521
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	230,000	253,528
VEREIT Operating Partnership, Gtd. Notes	2.85	12/15/2032	225,000	231,001
WP Carey, Sr. Unscd. Notes	2.40	2/1/2031	175,000	178,970
				2,494,977
Retailing - .6%
Dollar General, Sr. Unscd. Notes	3.50	4/3/2030	200,000	230,315
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	110,000	130,539
McDonald's, Sr. Unscd. Notes	3.50	7/1/2027	100,000	114,528
McDonald's, Sr. Unscd. Notes	3.60	7/1/2030	80,000	93,979
Starbucks, Sr. Unscd. Notes	2.55	11/15/2030	370,000	400,256
Target, Sr. Unscd. Notes	3.38	4/15/2029	250,000	293,194
The TJX Companies, Sr. Unscd. Notes	3.75	4/15/2027	270,000	313,059
Walmart, Sr. Unscd. Notes	3.05	7/8/2026	270,000	303,605
				1,879,475
Semiconductors & Semiconductor Equipment - .2%
Broadcom, Gtd. Notes	4.70	4/15/2025	225,000	257,663
Broadcom, Gtd. Notes	5.00	4/15/2030	230,000	278,681
				536,344
Supranational Bank - .3%
Corp. Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	175,000	180,699
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	310,000	326,342
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	300,000	314,463
International Bank for Reconstruction & Development, Sr. Unscd. Notes	2.00	1/26/2022	320,000	326,673
				1,148,177
Technology Hardware & Equipment - .3%
Apple, Sr. Unscd. Notes	1.65	5/11/2030	140,000	144,968
Apple, Sr. Unscd. Notes	2.05	9/11/2026	425,000	454,303
Dell International, Sr. Scd. Notes	6.02	6/15/2026	130,000	[a] 157,921
Hewlett Packard Enterprise, Sr. Unscd. Notes	3.50	10/5/2021	35,000	35,832

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
Technology Hardware & Equipment - .3% (continued)
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	145,000		154,638
				947,662
Telecommunication Services - .8%
AT&T, Sr. Unscd. Notes	4.25	3/1/2027	375,000		440,020
AT&T, Sr. Unscd. Notes	5.35	9/1/2040	85,000		112,239
AT&T, Sr. Unscd. Notes	5.35	12/15/2043	225,000		279,967
Cisco Systems, Sr. Unscd. Notes	2.50	9/20/2026	95,000	[c]	104,554
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/2025	200,000	[a]	216,497
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	150,000		192,005
T-Mobile USA, Sr. Scd. Notes	2.55	2/15/2031	155,000	[a,c]	162,006
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	270,000	[a]	309,998
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	47,000		52,225
Verizon Communications, Sr. Unscd. Notes	3.88	2/8/2029	140,000		164,971
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	495,000		589,821
				2,624,303
Transportation - .3%
CSX, Sr. Unscd. Notes	2.60	11/1/2026	380,000		415,790
CSX, Sr. Unscd. Notes	3.35	11/1/2025	205,000		229,597
FedEx, Gtd. Notes	4.40	1/15/2047	205,000		258,841
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	145,000		156,714
				1,060,942
U.S. Government Agencies - .3%
Federal Home Loan Bank, Bonds	1.88	11/29/2021	445,000		452,853
Federal National Mortgage Association, Notes	2.38	1/19/2023	575,000	[c,d]	601,654
				1,054,507
U.S. Government Agencies Mortgage-Backed - 7.7%
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. M55D	4.00	7/25/2058	373,386	[d]	410,715
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	174,489	[d]	189,735
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2	3.50	5/25/2029	165,000	[d]	178,228
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	265,000	[d]	282,055

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 32.7% (continued)
U.S. Government Agencies Mortgage-Backed - 7.7% (continued)
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	255,000	[d]	273,764
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050			481,920	[d]	501,633
2.50%, 11/1/2027-9/1/2050			2,048,541	[d]	2,157,548
3.00%, 6/1/2031-12/1/2046			1,115,903	[d]	1,176,729
3.50%, 12/1/2041-8/1/2049			1,654,071	[d]	1,783,773
5.50%, 4/1/2022-1/1/2036			49,016	[d]	57,828
Federal National Mortgage Association:
2.50%, 9/1/2028-7/1/2050			1,576,800	[d]	1,652,330
3.00%, 6/1/2028-1/1/2059			5,248,149	[d]	5,538,754
3.50%, 8/1/2034-8/1/2056			4,477,243	[d]	4,799,253
4.00%, 7/1/2042-5/1/2050			1,730,779	[d]	1,890,651
4.50%, 2/1/2039-9/1/2049			1,850,611	[d]	2,057,622
5.00%, 4/1/2035-12/1/2048			555,431	[d]	633,363
5.50%, 9/1/2034-5/1/2039			40,309	[d]	46,350
8.00%, 3/1/2030			94	[d]	95
Government National Mortgage Association I:
5.50%, 4/15/2033			12,242		14,377
Government National Mortgage Association II:
3.00%, 1/20/2045-11/20/2047			869,794		925,645
4.00%, 10/20/2047-1/20/2048			614,030		661,899
4.50%, 7/20/2048			235,611		257,297
				25,489,644
U.S. Treasury Securities - 7.3%
U.S. Treasury Bonds	2.88	5/15/2049	2,610,000		3,415,022
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +.11%	0.20	4/30/2022	387,000	b	387,412
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	1,346,875	e	1,481,396
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.88	2/15/2047	177,910	e	238,101
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	4/15/2024	964,920	e	1,023,487
U.S. Treasury Notes	0.25	11/15/2023	10,000,000		10,018,359
U.S. Treasury Notes	0.25	10/31/2025	3,000,000		2,984,531
U.S. Treasury Notes	1.50	1/15/2023	770,000		792,002
U.S. Treasury Notes	1.75	12/31/2024	1,030,000		1,091,317
U.S. Treasury Notes	1.75	11/15/2029	905,000	c	982,349

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 32.7% (continued)
U.S. Treasury Securities - 7.3% (continued)
U.S. Treasury Notes	2.63	12/15/2021	125,000	128,265
U.S. Treasury Notes	2.88	11/30/2023	1,325,000	1,431,466
				23,973,707
Utilities - 1.1%
American Electric Power, Sr. Unscd. Notes	3.25	3/1/2050	155,000	165,472
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.25	4/15/2028	95,000	107,935
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 20A	3.35	4/1/2030	170,000	196,298
Dominion Energy, Sr. Unscd. Notes	3.90	10/1/2025	165,000	187,491
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	275,000	307,868
Duke Energy Indiana, First Mortgage Bonds	2.75	4/1/2050	125,000	133,668
Duke Energy Progress, First Mortgage Bonds	3.45	3/15/2029	245,000	283,704
Eversource Energy, Sr. Unscd. Notes, Ser. O	4.25	4/1/2029	215,000	258,923
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	440,000	521,538
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	105,000	135,424
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	125,000	155,435
NiSource, Sr. Unscd. Notes	5.65	2/1/2045	230,000	333,856
Sempra Energy, Sr. Unscd. Notes	3.40	2/1/2028	100,000	111,832
Sierra Pacific Power, Notes, Ser. P	6.75	7/1/2037	25,000	37,979
Southern California Edison, First Mortgage Bonds	3.65	2/1/2050	40,000	46,495
Southern California Edison, First Mortgage Bonds, Ser. A	4.20	3/1/2029	235,000	275,293
Xcel Energy, Sr. Unscd. Notes	2.60	12/1/2029	260,000	282,778
				3,541,989
Total Bonds and Notes (cost $101,268,995)			107,861,024
Description			Shares	Value ($)
Common Stocks - 63.0%
Aerospace & Defense - .6%
L3Harris Technologies			4,302	825,941
Northrop Grumman			1,869	564,924
The Boeing Company			2,954	622,437
				2,013,302
Agriculture - .6%
Archer-Daniels-Midland			20,765	1,033,474

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 63.0% (continued)
Agriculture - .6% (continued)
Philip Morris International	13,953	1,056,940
		2,090,414
Automobiles & Components - 1.4%
General Motors	38,898	1,705,288
Tesla	5,219	[f] 2,962,304
		4,667,592
Banks - 1.5%
JPMorgan Chase & Co.	29,369	3,462,018
Truist Financial	9,413	436,951
U.S. Bancorp	14,397	622,094
Wells Fargo & Co.	16,175	442,386
		4,963,449
Beverage Products - .9%
PepsiCo	19,239	2,774,841
Building Materials - .5%
Builders FirstSource	11,421	[f] 427,260
Carrier Global	28,760	1,094,893
		1,522,153
Chemicals - 1.1%
CF Industries Holdings	41,179	1,535,977
The Mosaic Company	22,066	484,569
Vulcan Materials	12,020	1,678,593
		3,699,139
Commercial & Professional Services - .7%
Square, Cl. A	11,217	[f] 2,366,338
Consumer Discretionary - 1.1%
Dolby Laboratories, Cl. A	8,263	730,862
Las Vegas Sands	43,995	2,450,961
Lennar, Cl. A	5,245	397,886
		3,579,709
Consumer Durables & Apparel - .6%
PVH	5,385	428,054
VF	19,320	1,611,288
		2,039,342
Diversified Financials - 2.9%
Ally Financial	21,201	628,610
Capital One Financial	16,048	1,374,351
LPL Financial Holdings	9,238	838,533
Morgan Stanley	36,389	2,249,932
The Charles Schwab	14,467	705,700
The Goldman Sachs Group	9,257	2,134,479
Voya Financial	29,728	1,713,225
		9,644,830

Description	Shares		Value ($)
Common Stocks - 63.0% (continued)
Electronic Components - 1.0%
AMETEK	16,361		1,939,269
Hubbell	2,623		423,851
Quanta Services	13,826		944,869
		3,307,989
Energy - 1.8%
Array Technologies	15,247	[f]	694,958
Cabot Oil & Gas	29,779		521,728
ConocoPhillips	15,401		609,264
Hess	24,577		1,159,543
Marathon Petroleum	34,876		1,355,979
NextEra Energy Partners	15,104		958,651
Phillips 66	10,710		648,812
		5,948,935
Food & Staples Retailing - .7%
Sysco	15,915		1,134,580
Walmart	8,001		1,222,473
		2,357,053
Food Products - .3%
Mondelez International, Cl. A	16,117		925,922
Health Care - 8.6%
AbbVie	31,185		3,261,327
Alcon	12,470	[c,f]	800,823
Anthem	1,987		618,990
Becton Dickinson & Co.	5,074		1,191,578
Biogen	716	[f]	171,962
Bristol-Myers Squibb	17,127		1,068,725
Centene	9,905	[f]	610,643
Danaher	3,608		810,465
DexCom	2,890	[f]	923,875
Eli Lilly & Co.	17,108		2,491,780
Horizon Therapeutics	18,406	[f]	1,296,335
Humana	4,811		1,926,902
Intuitive Surgical	2,507	[f]	1,820,207
Laboratory Corp. of America Holdings	2,751	[f]	549,760
Masimo	4,956	[f]	1,261,252
McKesson	2,476		445,457
Medtronic	20,843		2,369,849
Repligen	5,881	[f]	1,115,449
Sarepta Therapeutics	6,784	[f]	955,594
Seagen	8,292	[f]	1,412,211
Teleflex	4,010		1,534,827
Thermo Fisher Scientific	812		377,564

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 63.0% (continued)
Health Care - 8.6% (continued)
Zoetis	8,717		1,398,032
		28,413,607
Industrial - 3.2%
Eaton	16,634		2,014,544
Ingersoll Rand	71,347	[f]	3,158,532
Otis Worldwide	9,038		605,004
Rockwell Automation	6,607		1,688,485
Trane Technologies	20,070		2,935,037
		10,401,602
Information Technology - 8.4%
HubSpot	4,267	[f]	1,682,606
Medallia	29,235	[c,f]	1,022,933
Microsoft	45,376		9,713,640
PayPal Holdings	14,941	[f]	3,199,167
salesforce.com	12,220	[f]	3,003,676
ServiceNow	4,938	[f]	2,639,608
Snowflake, Cl. A	4,815	[c,f]	1,568,920
Splunk	7,364	[c,f]	1,503,582
Twilio, Cl. A	5,836	[f]	1,868,045
Zoom Video Communications, CI. A	3,093	[f]	1,479,567
		27,681,744
Insurance - 2.4%
Assurant	11,908		1,537,561
Berkshire Hathaway, Cl. B	11,311	[f]	2,589,201
Chubb	13,201		1,951,504
Essent Group	13,399		587,680
Reinsurance Group of America	4,760		548,733
Willis Towers Watson	3,307		688,484
		7,903,163
Internet Software & Services - 10.4%
Alphabet, Cl. A	1,279	[f]	2,243,878
Alphabet, Cl. C	4,157	[f]	7,319,396
Amazon.com	3,046	[f]	9,649,850
Booking Holdings	1,156	[f]	2,344,888
Facebook, Cl. A	19,963	[f]	5,529,152
Pinterest, Cl. A	34,486	[f]	2,414,710
Proofpoint	8,297	[f]	858,657
Shopify, Cl. A	988	[f]	1,077,295
Snap, Cl. A	31,875	[f]	1,415,887
Uber Technologies	24,796	[f]	1,231,369
		34,085,082
Metals & Mining - .8%
Freeport-McMoRan	84,550		1,977,624

Description			Shares		Value ($)
Common Stocks - 63.0% (continued)
Metals & Mining - .8% (continued)
Louisiana-Pacific			22,887		783,422
				2,761,046
Retailing - .7%
Lowe's			14,528		2,263,753
Semiconductors & Semiconductor Equipment - 4.3%
Advanced Micro Devices			30,359	[f]	2,813,065
Applied Materials			14,431		1,190,269
Intel			15,270		738,304
Marvell Technology Group			29,362		1,359,167
Microchip Technology			16,360	[c]	2,198,620
Micron Technology			10,807	[f]	692,621
NVIDIA			7,327		3,927,712
NXP Semiconductors			7,942		1,258,172
				14,177,930
Technology Hardware & Equipment - 6.0%
Apple			83,406		9,929,484
Cognex			24,790		1,862,721
Corning			33,134		1,239,874
Qualcomm			29,429		4,331,066
Zebra Technologies, Cl. A			6,689	[f]	2,531,251
				19,894,396
Transportation - .7%
FedEx			2,121		607,836
Union Pacific			7,831		1,598,150
				2,205,986
Utilities - 1.8%
Clearway Energy, Cl. C			12,731		372,636
Exelon			35,620		1,462,913
NextEra Energy			22,430		1,650,624
PPL			61,480		1,747,262
The AES			33,830		691,485
				5,924,920
Total Common Stocks (cost $152,260,893)			207,614,237
	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - .5%
U.S. Government Securities
U.S. Treasury Bills (cost $1,544,794)	0.11	1/14/2021	1,545,000	[g,h]	1,544,882

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 7.7%
Registered Investment Companies - 7.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $25,319,412)	0.10	25,319,412	[i] 25,319,412

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,504,994)	0.10	1,504,994	[i] 1,504,994
Total Investments (cost $281,899,088)		104.3%	343,844,549
Liabilities, Less Cash and Receivables		(4.3%)	(14,148,268)
Net Assets		100.0%	329,696,281

GO—General Obligation

LIBOR—London Interbank Offered Rate

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, these securities were valued at $10,762,237 or 3.26% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At November 30, 2020, the value of the fund’s securities on loan was $7,122,750 and the value of the collateral was $7,316,393, consisting of cash collateral of $1,504,994 and U.S. Government & Agency securities valued at $5,811,399.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Technology	17.3
Consumer, Non-cyclical	14.9
Communications	12.1
Financial	11.7
Mortgage Securities	10.2
Government	9.4
Investment Companies	8.1
Industrial	7.6
Consumer, Cyclical	4.8
Utilities	2.9
Energy	2.8
Basic Materials	1.4
Asset Backed Securities	1.1
Beverages	.0
104.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/19 ($)	Purchases ($)†	Sales ($)	Value 11/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	19,862,497	88,144,004	(82,687,089)	25,319,412	7.7	161,728
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	369,900	18,699,795	(19,069,695)	-	-	11,418†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	2,501,014	(996,020)	1,504,994.4		682†††
Total	20,232,397	109,344,813	(102,752,804)	26,824,406	8.1	173,828

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES
November 30, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	18	3/31/2021	3,973,500	3,975,328	1,828
U.S. Treasury 5 Year Notes	5	3/31/2021	629,384	630,156	772
U.S. Treasury Ultra Long Bond	21	3/22/2021	4,527,536	4,536,656	9,120
Futures Short
Ultra 10 Year U.S. Treasury Notes	7	3/22/2021	1,095,055	1,099,875	(4,820)
Gross Unrealized Appreciation				11,720
Gross Unrealized Depreciation				(4,820)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,122,750)—Note 1(c):
Unaffiliated issuers	255,074,682	317,020,143
Affiliated issuers	26,824,406	26,824,406
Cash denominated in foreign currency	2,513	2,618
Dividends, interest and securities lending income receivable		647,435
Cash collateral held by broker—Note 4		139,998
Receivable for shares of Beneficial Interest subscribed		64,833
Receivable for futures variation margin—Note 4		1,380
Prepaid expenses		74,062
		344,774,875
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		288,159
Payable for investment securities purchased		13,004,521
Liability for securities on loan—Note 1(c)		1,504,994
Payable for shares of Beneficial Interest redeemed		138,729
Trustees’ fees and expenses payable		9,049
Other accrued expenses		133,142
		15,078,594
Net Assets ($)		329,696,281
Composition of Net Assets ($):
Paid-in capital		257,461,694
Total distributable earnings (loss)		72,234,587
Net Assets ($)		329,696,281

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	248,369,747	12,736,645	13,316,515	14,030,625	7,361,874	33,880,875
Shares Outstanding	10,005,218	515,254	537,128	562,935	295,613	1,368,673
Net Asset Value Per Share ($)	24.82	24.72	24.79	24.92	24.90	24.75

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2020

Investment Income ($):
Income:
Dividends (net of $690 foreign taxes withheld at source):
Unaffiliated issuers	3,399,488
Affiliated issuers	159,009
Interest	2,404,234
Income from securities lending—Note 1(c)	12,100
Total Income	5,974,831
Expenses:
Management fee—Note 3(a)	2,477,278
Shareholder servicing costs—Note 3(c)	858,968
Professional fees	106,106
Registration fees	96,127
Distribution fees—Note 3(b)	92,069
Prospectus and shareholders’ reports	42,435
Trustees’ fees and expenses—Note 3(d)	29,450
Custodian fees—Note 3(c)	21,339
Chief Compliance Officer fees—Note 3(c)	16,949
Loan commitment fees—Note 2	10,474
Miscellaneous	48,732
Total Expenses	3,799,927
Less—reduction in expenses due to undertaking—Note 3(a)	(115,706)
Net Expenses	3,684,221
Investment Income—Net	2,290,610
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,006,755
Net realized gain (loss) on futures	8,151
Capital gain distributions from affiliated issuers	2,719
Net Realized Gain (Loss)	12,017,625
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,419,837
Net change in unrealized appreciation (depreciation) on futures	3,837
Net Change in Unrealized Appreciation (Depreciation)	15,423,674
Net Realized and Unrealized Gain (Loss) on Investments	27,441,299
Net Increase in Net Assets Resulting from Operations	29,731,909

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2020	2019
Operations ($):
Investment income—net	2,290,610	4,149,120
Net realized gain (loss) on investments	12,017,625	5,472,327
Net change in unrealized appreciation (depreciation) on investments	15,423,674	20,521,113
Net Increase (Decrease) in Net Assets Resulting from Operations	29,731,909	30,142,560
Distributions ($):
Distributions to shareholders:
Class A	(8,650,516)	(19,950,316)
Class C	(362,566)	(946,380)
Class I	(428,340)	(1,737,502)
Class J	(510,410)	(1,408,547)
Class Y	(208,849)	(11,223)
Class Z	(1,205,452)	(2,804,517)
Total Distributions	(11,366,133)	(26,858,485)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	15,293,770	14,503,824
Class C	2,123,512	3,099,072
Class I	4,430,615	4,479,578
Class J	70,189	385,223
Class Y	2,073,459	5,028,578
Class Z	743,694	988,417
Distributions reinvested:
Class A	8,242,174	19,016,184
Class C	325,871	811,640
Class I	398,966	1,662,840
Class J	491,981	1,349,994
Class Y	180,780	10,253
Class Z	1,139,973	2,660,913
Cost of shares redeemed:
Class A	(35,350,432)	(30,597,189)
Class C	(3,229,567)	(3,055,016)
Class I	(3,440,992)	(15,317,742)
Class J	(1,191,723)	(4,425,117)
Class Y	(830,253)	-
Class Z	(2,974,852)	(4,131,274)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(11,502,835)	(3,529,822)
Total Increase (Decrease) in Net Assets	6,862,941	(245,747)
Net Assets ($):
Beginning of Period	322,833,340	323,079,087
End of Period	329,696,281	322,833,340

	Year Ended November 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	677,267	658,548
Shares issued for distributions reinvested	366,545	950,387
Shares redeemed	(1,610,099)	(1,392,692)
Net Increase (Decrease) in Shares Outstanding	(566,287)	216,243
Class Ca
Shares sold	95,666	142,922
Shares issued for distributions reinvested	14,577	40,430
Shares redeemed	(147,529)	(140,508)
Net Increase (Decrease) in Shares Outstanding	(37,286)	42,844
Class Ib
Shares sold	191,827	204,549
Shares issued for distributions reinvested	17,778	83,510
Shares redeemed	(155,494)	(719,103)
Net Increase (Decrease) in Shares Outstanding	54,111	(431,044)
Class J
Shares sold	3,187	17,332
Shares issued for distributions reinvested	21,797	67,373
Shares redeemed	(51,972)	(199,173)
Net Increase (Decrease) in Shares Outstanding	(26,988)	(114,468)
Class Y
Shares sold	92,813	229,527
Shares issued for distributions reinvested	8,106	475
Shares redeemed	(35,787)	-
Net Increase (Decrease) in Shares Outstanding	65,132	230,002
Class Z
Shares sold	32,828	44,602
Shares issued for distributions reinvested	50,876	133,597
Shares redeemed	(134,325)	(189,477)
Net Increase (Decrease) in Shares Outstanding	(50,621)	(11,278)

[a] During the period ended November 30, 2020, 2,423 Class C shares representing $52,555 were automatically converted to 2,423 Class A shares and during the period ended November 30, 2019, 3,570 Class C shares representing $78,511 were automatically converted to 3,569 Class A shares.

[b]During the period ended November 30, 2020, 2,768 Class A shares representing $64,274 were exchanged for 2,774 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.32	23.22	23.61	21.42	21.35
Investment Operations:
Investment income—net[a]	.16	.29	.24	.20	.22
Net realized and unrealized gain (loss) on investments	2.16	1.76	.50	2.22	1.02
Total from Investment Operations	2.32	2.05	.74	2.42	1.24
Distributions:
Dividends from investment income—net	(.30)	(.26)	(.20)	(.23)	(.19)
Dividends from net realized gain on investments	(.52)	(1.69)	(.93)	-	(.98)
Total Distributions	(.82)	(1.95)	(1.13)	(.23)	(1.17)
Net asset value, end of period	24.82	23.32	23.22	23.61	21.42
Total Return (%)[b]	10.32	10.23	3.24	11.42	6.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24	1.24	1.24	1.26	1.30
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	.72	1.32	1.01	.90	1.09
Portfolio Turnover Rate	95.62[c]	109.36	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	248,370	246,554	240,418	231,677	182,935

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.24	23.16	23.52	21.34	21.26
Investment Operations:
Investment income (loss)—net[a]	(.01)	.12	.05	.03	.07
Net realized and unrealized gain (loss) on investments	2.15	1.78	.52	2.22	1.02
Total from Investment Operations	2.14	1.90	.57	2.25	1.09
Distributions:
Dividends from investment income—net	(.14)	(.13)	-	(.07)	(.03)
Dividends from net realized gain on investments	(.52)	(1.69)	(.93)	-	(.98)
Total Distributions	(.66)	(1.82)	(.93)	(.07)	(1.01)
Net asset value, end of period	24.72	23.24	23.16	23.52	21.34
Total Return (%)[b]	9.48	9.46	2.43	10.62	5.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01	2.01	1.99	2.02	2.05
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income (loss) to average net assets	(.02)	.57	.22	.14	.34
Portfolio Turnover Rate	95.62[c]	109.36	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	12,737	12,838	11,805	23,183	28,203

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.29	23.30	23.68	21.49	21.41
Investment Operations:
Investment income—net[a]	.21	.33	.27	.26	.28
Net realized and unrealized gain (loss) on investments	2.17	1.77	.54	2.21	1.02
Total from Investment Operations	2.38	2.10	.81	2.47	1.30
Distributions:
Dividends from investment income—net	(.36)	(.42)	(.26)	(.28)	(.24)
Dividends from net realized gain on investments	(.52)	(1.69)	(.93)	-	(.98)
Total Distributions	(.88)	(2.11)	(1.19)	(.28)	(1.22)
Net asset value, end of period	24.79	23.29	23.30	23.68	21.49
Total Return (%)	10.61	10.55	3.51	11.64	6.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.01	1.00	1.06	1.06
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	.96	1.59	1.22	1.14	1.39
Portfolio Turnover Rate	95.62[b]	109.36	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	13,317	11,251	21,301	14,476	8,433

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class J Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.41	23.30	23.68	21.49	21.41
Investment Operations:
Investment income—net[a]	.22	.35	.29	.26	.27
Net realized and unrealized gain (loss) on investments	2.17	1.76	.51	2.21	1.03
Total from Investment Operations	2.39	2.11	.80	2.47	1.30
Distributions:
Dividends from investment income—net	(.36)	(.31)	(.25)	(.28)	(.24)
Dividends from net realized gain on investments	(.52)	(1.69)	(.93)	-	(.98)
Total Distributions	(.88)	(2.00)	(1.18)	(.28)	(1.22)
Net asset value, end of period	24.92	23.41	23.30	23.68	21.49
Total Return (%)	10.59	10.55	3.46	11.69	6.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.00	.99	1.00	1.04
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	.97	1.58	1.25	1.15	1.34
Portfolio Turnover Rate	95.62[b]	109.36	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	14,031	13,810	16,415	18,203	17,725

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	23.39	23.31	23.69	21.47	20.89
Investment Operations:
Investment income—net[b]	.22	.35	. 29.26		.04
Net realized and unrealized gain (loss) on investments	2.17	1.75	.52	2.24	.54
Total from Investment Operations	2.39	2.10	.81	2.50	.58
Distributions:
Dividends from investment income—net	(.36)	(.33)	(.26)	(.28)	-
Dividends from net realized gain on investments	(.52)	(1.69)	(.93)	-	-
Total Distributions	(.88)	(2.02)	(1.19)	(.28)	-
Net asset value, end of period	24.90	23.39	23.31	23.69	21.47
Total Return (%)	10.62	10.51	3.52	11.74	2.83[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.96	1.09	.93	1.08[d]
Ratio of net expenses to average net assets	.94	.95	.95	.93	.95[d]
Ratio of net investment income to average net assets	.96	1.49	1.26	1.17	1.00[d]
Portfolio Turnover Rate	95.62[e]	109.36	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	7,362	5,392	11	11	10

a From September 30, 2016 (commencement of initial offering) to November 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.24	23.16	23.54	21.36	21.29
Investment Operations:
Investment income—net[a]	.21	.32	.28	.24	.26
Net realized and unrealized gain (loss) on investments	2.15	1.75	.50	2.21	1.01
Total from Investment Operations	2.36	2.07	.78	2.45	1.27
Distributions:
Dividends from investment income—net	(.33)	(.30)	(.23)	(.27)	(.22)
Dividends from net realized gain on investments	(.52)	(1.69)	(.93)	-	(.98)
Total Distributions	(.85)	(1.99)	(1.16)	(.27)	(1.20)
Net asset value, end of period	24.75	23.24	23.16	23.54	21.36
Total Return (%)	10.55	10.41	3.44	11.59	6.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.11	1.07	1.10	1.13
Ratio of net expenses to average net assets	1.02	1.05	1.01	1.02	1.02
Ratio of net investment income to average net assets	.93	1.47	1.19	1.08	1.27
Portfolio Turnover Rate	95.62[b]	109.36	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	33,881	32,989	33,129	35,416	34,868

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Balanced Opportunity Fund (the “fund”) is the sole series of BNY Mellon Investment Funds VI (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class Y and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I, Class J and Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class I and Class Y shares are sold generally to institutional investors and Class J and Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	3,624,755	-	3,624,755
Collateralized Municipal-Backed Securities	-	2,185,581	-	2,185,581
Commercial Mortgage-Backed	-	5,933,527	-	5,933,527
Corporate Bonds	-	42,406,968	-	42,406,968

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Equity Securities― Common Stocks	207,614,237	-	-	207,614,237
Foreign Governmental	-	1,021,723	-	1,021,723
Investment Companies	26,824,406	-	-	26,824,406
Municipal Securities	-	2,170,612	-	2,170,612
U.S. Government Agencies	-	1,054,507	-	1,054,507
U.S. Government Agencies Mortgage-Backed	-	25,489,644	-	25,489,644
U.S. Treasury Securities	-	25,518,589	-	25,518,589
Other Financial Instruments:
Futures††	11,720	-	-	11,720
Liabilities ($)
Other Financial Instruments:
Futures††	(4,820)	-	-	(4,820)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2020, The Bank of New York Mellon earned $2,375 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect

NOTES TO FINANCIAL STATEMENTS (continued)

the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,206,175, undistributed capital gains $7,860,362, other accumulated losses $412,421 and unrealized appreciation $59,580,471.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2020 and November 30, 2019 were as follows: ordinary income $4,690,292 and $6,985,498, and long-term capital gains $6,675,841 and $19,872,987, respectively.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal

NOTES TO FINANCIAL STATEMENTS (continued)

to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2019 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. On or after March 31, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $115,706 during the period ended November 30, 2020.

During the period ended November 30, 2020, the Distributor retained $9,053 from commissions earned on sales of the fund’s Class A shares and $9,800 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $92,069 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

November 30, 2020, Class A and Class C shares were charged $587,922 and $30,690, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2020, Class Z shares were charged $21,335 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $78,964 for transfer agency services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $21,339 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $16,949 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $211,922, Distribution Plan fees of $7,693, Shareholder Services Plan fees of $54,324, custodian fees of $8,000, Chief Compliance Officer fees of $2,322 and transfer agency fees of $14,089, which are offset against an expense reimbursement currently in effect in the amount of $10,191.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures during the period ended November 30, 2020, amounted to $274,193,434 and $293,758,861, respectively, of which $27,213,656 in purchases and $27,219,694 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at November 30, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2020:

Average Market Value ($)
Interest rate futures	13,105,501

At November 30, 2020, the cost of investments for federal income tax purposes was $284,264,183; accordingly, accumulated net unrealized appreciation on investments was $59,580,366, consisting of $63,281,971 gross unrealized appreciation and $3,701,605 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Balanced Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Balanced Opportunity Fund (the “Fund”) (the sole fund constituting BNY Mellon Investment Funds VI), including the statements of investments, investments in affiliated issuers and futures, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Investment Funds VI) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 27, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 96.44% of the ordinary dividends paid during the fiscal year ended November 30, 2020 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,156,098 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.0152 per share as a short-term capital gain distribution and $.0895 per share as a long-term capital gain distribution paid on March 25, 2020 and also $.0199 per share as a short-term capital gain distribution and $.3912 per share as a long-term capital gain distribution paid on December 31, 2019.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (2003)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Peggy C. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- 2019)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

No. of Portfolios for which Board Member Serves: 88

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since September 2003.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Balanced Opportunity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6000AR1120

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,533 in 2019 and $42,156 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,713 in 2019 and $12,930 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,653 in 2019 and $3,104 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,771 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $700,014 in 2019 and $1,174,149 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds VI

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    January 26, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 26, 2021

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)